Filed pursuant to Rule 497(e)

File No. 333-167730

CORPORATE CAPITAL TRUST, INC.

Supplement dated June 22, 2011

To

Statement of Additional Information dated April 4, 2011

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying Statement of Additional Information of Corporate Capital Trust, Inc. dated April 4, 2011 (the “SAI”). This supplement is part of, and should be read in conjunction with, the SAI, together with the current prospectus. A prospectus relating to the common stock of Corporate Capital Trust has been filed with the Securities and Exchange Commission, and is available at www.sec.gov or by calling (866) 650-0650. Capitalized terms used in this supplement have the same meanings as in the SAI, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” section of the Prospectus before you decide to invest in our common stock.

This supplement also amends the indicated section of the SAI as follows:

Certain Relationships and Related Party Transactions

This section of the SAI is amended by adding, immediately after the end of subsection entitled “Investment Advisory Services”, the following new subsection:

Expense Support and Conditional Reimbursement Agreement

On June 7, 2011, we entered into an Expense Support Agreement with the Advisors pursuant to which the Advisors jointly and severally agreed to pay to us Expense Support Payments for each month during the Expense Support Payment Period in which our board of directors declares a distribution to our shareholders.

The Advisors are entitled to receive a Reimbursement Payment from us for each unreimbursed Expense Support Payment, subject to the limitation that no Reimbursement Payment may be made by us to the extent that it would cause our other operating expenses to exceed 1.91% of net assets attributable to common shares. In addition, our obligation to reimburse each Expense Support Payment will terminate three years from the end of the fiscal year in which such Expense Support Payment is made.

The Expense Support Agreement may be terminated by the Advisors acting jointly, without payment of any penalty, upon written notice to us. In addition, the Expense Support Agreement will automatically terminate in the event of (a) our termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, or (b) our dissolution or liquidation. If the Expense Support Agreement is terminated due to our termination of either the Investment Advisory Agreement or the Sub-Advisory Agreement, then we must make a Reimbursement Payment to the Advisors, based on the aggregate unreimbursed Expense Support Payments made by the Advisors.

This section of the SAI is also amended by adding to the end of subsection entitled “Offering and Organizational Costs”, the following new sentence:

In order to maximize cash available for investment by us during our launch, the Advisors have agreed to waive their right to receive reimbursement of organizational and offering expenses from us incurred by the Advisors during the period when we meet our minimum offering requirement through the end of the calendar year. The amount of organization and offering expenses incurred by the Advisors is not reduced.

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